UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

# John Hancock
# Preferred Income Fund

**Semiannual Report**
1.31.12

Ticker | **HPI**

Portfolio summary

Top 10 Issuers (32.8% of Total Investments on 1-31-12)[1,2]

Entergy Corp.	4.5%	MetLife, Inc.	3.0%

Nexen, Inc.	4.2%	Merrill Lynch Preferred Capital Trusts	3.0%

JPMorgan Chase	3.5%	Barclays Bank PLC	2.9%

Morgan Stanley Capital Trusts	3.3%	The Goldman Sachs Group, Inc.	2.7%

Qwest Corp.	3.0%	Wells Fargo & Company	2.7%

Sector Composition[1,3]

Financials	52.9%	Consumer Discretionary	2.4%

Utilities	27.9%	Consumer Staples	1.5%

Telecommunication Services	8.6%	Short-Term Investments	0.2%

Energy	6.5%

Country Composition[1,3]

United States	85.1%	Switzerland	1.4%

United Kingdom	4.8%	Bermuda	0.5%

Canada	4.2%	France	0.1%

Netherlands	3.9%

1 As a percentage of the Fund’s total investments on 1-31-12.

2 Cash and cash equivalents not included.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors. The Fund’s investments in securities of non-U.S. issuers involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Preferred Income Fund | Semiannual report

Fund’s investments

As of 1-31-12 (unaudited)

	Shares	Value
Preferred Securities 141.67% (95.02% of Total Investments)		$771,722,157

(Cost $769,434,756)

Consumer Discretionary 3.60%		19,622,128

Media 3.60%

CBS Corp., 6.750% (Z)	140,000	3,564,400

Comcast Corp., Series B, 7.000% (L)(Z)	631,200	16,057,728

Consumer Staples 2.34%		12,731,476

Food & Staples Retailing 2.34%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)(Z)	143,000	12,731,476

Energy 7.96%		43,382,353

Oil, Gas & Consumable Fuels 7.96%

Apache Corp., Series D, 6.000%	161,500	9,274,945

Nexen, Inc., 7.350%	1,340,700	34,107,408

Financials 78.84%		429,442,897

Capital Markets 11.18%

Credit Suisse Guernsey, 7.900% (L)(Z)	446,000	11,711,960

Lehman Brothers Holdings Capital Trust III,
Series K, 6.375% (I)	150,000	12,750

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	175,600	1,756

Morgan Stanley Capital Trust III, 6.250% (L)(Z)	291,000	6,841,410

Morgan Stanley Capital Trust IV, 6.250% (L)(Z)	323,000	7,584,040

Morgan Stanley Capital Trust V, 5.750% (Z)	424,000	9,836,800

Morgan Stanley Capital Trust VI, 6.600%	65,000	1,574,300

Morgan Stanley Capital Trust VII, 6.600%	47,000	1,144,450

The Goldman Sachs Group, Inc., 6.125% (Z)	542,500	13,616,750

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	353,000	8,599,080

Commercial Banks 18.93%

Barclays Bank PLC, Series 3, 7.100%	200,000	4,692,000

Barclays Bank PLC, Series 5, 8.125% (L)(Z)	740,000	18,611,000

HSBC USA, Inc., 6.500%	85,000	2,088,450

Royal Bank of Scotland Group PLC, Series L,
5.750%	580,000	9,703,400

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	302,000	8,238,560

See notes to financial statements	Semiannual report | Preferred Income Fund	7

	Shares	Value
Commercial Banks (continued)

Santander Holdings USA, Inc., Series C, 7.300%	372,200	$9,319,888

US Bancorp (6.500% to 1-15-22, then 3 month
LIBOR + 4.468%)	678,000	17,289,000

USB Capital VIII, Series 1, 6.350%	205,000	5,166,000

USB Capital XI, 6.600%	236,000	5,992,040

Wells Fargo & Company, 8.000% (L)(Z)	754,500	22,016,310

Consumer Finance 4.04%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	482,000	11,278,800

SLM Corp., 6.000% (Z)	198,000	4,249,080

SLM Corp., Series A, 6.970% (Z)	147,391	6,448,356

Diversified Financial Services 28.41%

Bank of America Corp., 8.200% (Z)	260,000	6,432,400

Bank of America Corp., Depositary Shares,
Series D, 6.204% (L)(Z)	265,000	5,869,750

Bank of America Corp., Series MER, 8.625% (Z)	95,000	2,388,300

Citigroup Capital VII, 7.125%	200,000	5,060,000

Citigroup Capital VIII, 6.950% (L)(Z)	610,000	15,121,900

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	23,300	627,702

Deutsche Bank Capital Funding Trust VIII, 6.375%	55,000	1,171,500

Deutsche Bank Capital Funding Trust X, 7.350%	111,400	2,666,916

Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	252,500	5,630,750

Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	496,000	12,276,000

Fleet Capital Trust VIII, 7.200% (L)(Z)	480,000	11,678,400

General Electric Capital Corp., 6.000%	45,000	1,160,550

General Electric Capital Corp., 6.050%	45,000	1,170,450

General Electric Capital Corp., 6.100%	20,000	523,000

ING Groep NV, 6.125% (Z)	61,500	1,154,355

ING Groep NV, 7.050% (L)(Z)	755,100	16,144,038

ING Groep NV, 7.200% (Z)	100,000	2,174,000

JPMorgan Chase Capital X, Series J, 7.000% (L)(Z)	487,000	12,627,910

JPMorgan Chase Capital XI, 5.875%	49,000	1,249,500

JPMorgan Chase Capital XXIX, 6.700% (L)(Z)	560,000	14,403,200

Merrill Lynch Preferred Capital Trust III, 7.000% (Z)	366,400	8,581,088

Merrill Lynch Preferred Capital Trust IV, 7.120% (Z)	278,752	6,676,110

Merrill Lynch Preferred Capital Trust V, 7.280% (L)(Z)	367,000	8,796,990

RBS Capital Funding Trust V, 5.900% (L)(Z)	620,000	8,258,400

RBS Capital Funding Trust VII, 6.080% (L)(Z)	220,000	2,921,600

Insurance 12.16%

Aegon NV, 6.375% (L)(Z)	450,900	9,743,949

Aegon NV, 6.500% (Z)	123,000	2,659,260

American Financial Group, Inc., 7.000%	308,725	7,980,541

MetLife, Inc., Series B, 6.500% (L)(Z)	947,000	24,186,380

PLC Capital Trust IV, 7.250% (Z)	251,000	6,335,240

PLC Capital Trust V, 6.125% (Z)	256,000	6,346,240

Prudential PLC, 6.500% (Z)	154,500	3,956,745

8	Preferred Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Insurance (continued)

Prudential PLC, 6.750%	51,000	$1,309,170

RenaissanceRe Holdings Ltd., Series C,
6.080% (Z)	147,500	3,697,825

Real Estate Investment Trusts 4.10%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (Z)	66,525	1,676,430

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	110,000	2,748,900

Duke Realty Corp., Depositary Shares, Series L,
6.600% (L)(Z)	109,840	2,753,689

Public Storage, Inc., 6.350%	193,000	5,137,660

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	114,100	3,130,904

Public Storage, Inc., Series P, 6.500%	57,500	1,542,725

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	205,000	5,340,250

Thrifts & Mortgage Finance 0.02%

Federal National Mortgage Association,
Series S (I)	80,000	116,000

Telecommunication Services 11.64%		63,385,300

Diversified Telecommunication Services 4.53%

Qwest Corp., 7.375% (L)(Z)	704,000	18,606,720

Qwest Corp., 7.500%	228,000	6,037,440

Wireless Telecommunication Services 7.11%

Telephone & Data Systems, Inc., 6.625% (Z)	233,000	5,880,920

Telephone & Data Systems, Inc., 6.875%	103,000	2,707,870

Telephone & Data Systems, Inc., 7.000% (Z)	340,000	9,061,000

United States Cellular Corp., 6.950%	795,000	21,091,350

Utilities 37.29%		203,158,003

Electric Utilities 20.99%

Duquesne Light Company, 6.500% (Z)	73,650	3,636,469

Entergy Arkansas, Inc., 5.750%	47,500	1,291,050

Entergy Louisiana LLC, 5.875%	252,625	6,911,820

Entergy Louisiana LLC, 6.000%	200,000	5,574,000

Entergy Mississippi, Inc., 6.000% (L)(Z)	366,400	10,625,600

Entergy Mississippi, Inc., 6.200%	83,500	2,349,690

Entergy Texas, Inc., 7.875%	50,200	1,451,784

FPC Capital I, Series A, 7.100% (L)(Z)	540,000	13,845,600

FPL Group Capital Trust I, 5.875% (Z)	353,600	9,225,424

Gulf Power Co., 5.750%	157,000	4,631,500

HECO Capital Trust III, 6.500% (L)(Z)	379,850	9,667,183

NSTAR Electric Company, 4.780% (Z)	15,143	1,496,318

PPL Corp., 9.500%	337,000	18,265,400

PPL Electric Utilities Corp., Depositary Shares,
6.250% (Z)	286,000	7,235,800

Southern California Edison Company,
6.125% (Z)	119,000	11,888,850

See notes to financial statements	Semiannual report | Preferred Income Fund	9

			Shares	Value
Electric Utilities (continued)

Southern California Edison Company, Series C,
6.000%			32,500	$3,208,361

Westar Energy, Inc., 6.100% (Z)			117,977	3,069,762

Multi-Utilities 16.30%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)			40,000	4,078,752

BGE Capital Trust II, 6.200% (L)(Z)			676,800	17,238,095

Dominion Resources, Inc., Series A, 8.375% (L)(Z)			385,400	11,253,680

DTE Energy Company, 6.500%			250,000	6,742,200

Interstate Power & Light Company, Series B,
8.375% (L)(Z)			713,350	20,758,485

SCANA Corp., 7.700% (L)(Z)			681,500	19,708,980

Xcel Energy, Inc., 7.600% (Z)			331,000	9,003,200

			Shares	Value
Common Stocks 4.81% (3.23% of Total Investments)				$26,190,050

(Cost $22,744,887)

Energy 0.15%				794,550

Oil, Gas & Consumable Fuels 0.15%

Total SA, ADR			15,000	794,550

Telecommunication Services 1.15%				6,271,200

Diversified Telecommunication Services 1.15%

AT&T, Inc.			130,000	3,823,300

Verizon Communications, Inc. (L)(Z)			65,000	2,447,900

Utilities 3.51%				19,124,300

Electric Utilities 3.37%

Entergy Corp.			120,000	8,325,600

FirstEnergy Corp. (Z)			150,000	6,333,000

UIL Holdings Corp.			107,500	3,717,350

Multi-Utilities 0.14%

National Grid PLC, ADR			15,000	748,350

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 2.29% (1.53% of Total Investments)				$12,456,320

(Cost $12,789,681)

Energy 1.54%				8,382,000

Oil, Gas & Consumable Fuels 1.54%

Southern Union Company (L)(P)(Z)	3.447	11-01-66	$8,800,000	8,382,000

Utilities 0.75%				4,074,320

Electric Utilities 0.75%

Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) (Q)	6.250	02-01-22	4,000,000	4,074,320

10	Preferred Income Fund | Semiannual report	See notes to financial statements

	Par value	Value
Short-Term Investments 0.32% (0.22% of Total Investments)		$1,772,000

(Cost $1,772,000)

Repurchase Agreement 0.32%		1,772,000

Repurchase Agreement with State Street Corp. dated 1-31-12 at
0.010% to be repurchased at $1,772,000 on 2-1-12, collateralized by $1,800,000 Federal Home Loan Bank, 1.125% due 5-18-12
(valued at $1,809,000, including interest)	$1,772,000	1,772,000

Total investments (Cost $806,741,324)† 149.09%		$812,140,527

Other assets and liabilities, net (49.09%)		($267,407,078)

Total net assets 100.00%		$544,733,449

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(L) A portion of this security is a Lent Security as of 1-31-12, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of Lent Securities at 1-31-12 was $231,001,945.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 1-31-12 was $498,509,781.

† At 1-31-12, the aggregate cost of investment securities for federal income tax purposes was $806,758,803. Net unrealized appreciation aggregated $5,381,724, of which $44,009,381 related to appreciated investment securities and $38,627,657 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of total investments on 1-31-12:

United States	85.1%
United Kingdom	4.8%
Canada	4.2%
Netherlands	3.9%
Switzerland	1.4%
Bermuda	0.5%
France	0.1%

See notes to financial statements	Semiannual report | Preferred Income Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 1-31-12 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $806,741,324)	$812,140,527
Cash	3,921,399
Cash segregated at custodian for swap contracts	1,600,000
Receivable for investments sold	449,448
Dividends and interest receivable	1,805,836
Other receivables and prepaid expenses	186,811

Total assets	820,104,021

Liabilities

Committed facility agreement payable (Note 7)	272,800,000
Payable for investments purchased	210,325
Swap contracts, at value (Note 3)	2,184,150
Interest payable (Note 7)	14,987
Payable to affiliates
Accounting and legal services fees	5,721
Trustees’ fees	33,160
Other liabilities and accrued expenses	122,229

Total liabilities	275,370,572

Net assets

Paid-in capital	$609,924,734
Undistributed net investment income	4,217,725
Accumulated net realized loss on investments and swap agreements	(72,624,063)
Net unrealized appreciation (depreciation) on investments and
swap agreements	3,215,053

Net assets	$544,733,449

Net asset value per share

Based on 25,934,339 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$21.00

12	Preferred Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 1-31-12
(unaudited)

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$27,033,000
Interest	343,392
Less foreign taxes withheld	(1,658)

Total investment income	27,374,734

Expenses

Investment management fees (Note 5)	2,989,392
Accounting and legal services fees (Note 5)	38,964
Transfer agent fees	16,642
Trustees’ fees (Note 5)	31,590
Printing and postage	75,143
Professional fees	50,329
Custodian fees	36,954
Interest expense (Note 7)	1,357,586
Stock exchange listing fees	10,732
Other	20,933

Total expenses	4,628,265

Net investment income	22,746,469

Realized and unrealized gain (loss)

Net realized gain on
Investments	209,359
Swap contracts (Note 3)	47,200

256,559
Change in net unrealized appreciation (depreciation) of
Investments	8,918,469
Swap contracts (Note 3)	(2,184,150)

6,734,319

Net realized and unrealized gain	6,990,878

Increase in net assets from operations	$29,737,347

See notes to financial statements	Semiannual report | Preferred Income Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	1-31-12	ended
	(unaudited)	7-31-11

Increase (decrease) in net assets

From operations
Net investment income	$22,746,469	$44,521,205
Net realized gain (loss)	256,559	(3,938,675)
Change in net unrealized appreciation (depreciation)	6,734,319	24,941,116

Increase in net assets resulting from operations	29,737,347	65,523,646

Distributions to shareholders
From net investment income	(21,768,918)	(39,784,491)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	674,855	—

Total increase	8,643,284	25,739,155

Net assets

Beginning of period	536,090,165	510,351,010

End of period	$544,733,449	$536,090,165

Undistributed net investment income	$4,217,725	$3,240,174

Shares outstanding
Beginning of period	25,901,361	25,901,361
Issued pursuant to Dividend Reinvestment Plan	32,978	—

End of period	25,934,339	25,901,361

14	Preferred Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
1-31-12
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$29,737,347
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(75,727,958)
Long-term investments sold	50,419,901
Decrease in short term investments	661,000
Net amortization of premium (discount)	(75)
Decrease in dividends and interest receivable	545,074
Decrease in payable for investments purchased	(700,803)
Increase in receivable for investments sold	(449,448)
Increase in cash segregated at custodian for swap contracts	(1,600,000)
Increase in other receivables and prepaid expenses	(130,777)
Increase in unrealized depreciation of swap contracts	2,184,150
Decrease in payable to affiliates	(9,264)
Decrease in interest payable	(12,684)
Increase in other liabilities and accrued expenses	10,871
Net change in unrealized (appreciation) depreciation on investments	(8,918,469)
Net realized gain on investments	(209,359)

Net cash used in operating activities	($4,200,494)

Cash flows from financing activities
Reinvestment of common shares pursuant to Dividend Reinvestment Plan	674,855
Distributions to shareholders	(21,768,918)

Net cash used in financing activities	($21,094,063)

Net decrease in cash	($25,294,557)

Cash at beginning of period	$29,215,956

Cash at end of period	$3,921,399

Supplemental disclosure of cash flow information

Cash paid for interest	$1,370,270

See notes to financial statements	Semiannual report | Preferred Income Fund	15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	1-31-12[1]	7-31-11	7-31-10	7-31-09	7-31-08	7-31-07

Per share operating performance

Net asset value, beginning of period	$20.70	$19.70	$16.32	$18.28	$23.11	$23.85
Net investment income[2]	0.88	1.72	1.70	1.61	2.04	2.13
Net realized and unrealized gain (loss)
on investments	0.26	0.82	3.17	(1.86)	(4.44)	(0.25)
Distributions to Auction Preferred
Shares (APS)	—	—	—	—	(0.42)	(0.55)
Total from investment operations	1.14	2.54	4.87	(0.25)	(2.82)	1.33
Less distributions to
common shareholders
From net investment income	(0.84)	(1.54)	(1.49)	(1.56)	(1.86)	(1.86)
From net realized gain	—	—	—	—	(0.15)	(0.21)
From tax return of capital	—	—	—	(0.15)	—	—
Total distributions	(0.84)	(1.54)	(1.49)	(1.71)	(2.01)	(2.07)
Net asset value, end of period	$21.00	$20.70	$19.70	$16.32	$18.28	$23.11
Per share market value, end of period	$22.37	$20.02	$18.88	$15.89	$17.35	$22.70
Total return at net asset value (%)[3]	5.69[4]	13.57[5]	31.63[5]	1.58[5]	(12.70)[5]	5.46[5]
Total return at market value (%)[3]	16.40[4]	14.61	29.56	4.21	(15.64)	4.56

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$545	$536	$510	$423	$472	$597
Ratios (as a percentage of average
net assets):
Expenses before reductions (excluding
interest expense)	1.25[6]	1.22	1.27	1.35	1.39	1.02
Interest expense (Note 7)	0.52[6]	0.52	0.60	1.18	0.30	—
Expenses before reductions (including
interest expense)	1.77[6]	1.74	1.87	2.53	1.69	1.32[7]
Expenses net of reductions (excluding
interest expense)	1.25[6]	1.22	1.19	1.19	1.16	1.03
Expenses net of reductions (including
interest expense)	1.77[6]	1.74	1.79	2.37	1.46	1.03[8]
Net investment income	8.70[6]	8.33	9.46	12.10	9.67	8.77[9]
Portfolio turnover (%)	6	16	11	14	10	15

Senior securities

Total value of APS outstanding (in millions)	—	—	—	—	—[10]	$280
Involuntary liquidation preference per unit
(in thousands)	—	—	—	—	—	$25
Average market value per unit
(in thousands)	—	—	—	—	—	$25
Asset coverage per unit[11]	—	—	—	—	—	$78,080
Total debt outstanding end of period
(in millions) (Note 7)	$273	$273	$249	$209	$223	—
Asset coverage per $1,000 of APS[12]	—	—	—	—	—	$3,130
Asset coverage per $1,000 of debt[13]	$2,997	$2,965	$3,047	$3,024	$3,117	—

16	Preferred Income Fund | Semiannual report	See notes to financial statements

1 Semiannual period from 8-1-11 to 1-31-12. Unaudited.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Not annualized.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Annualized.
7 Ratio calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.91% for the year ended 7-31-07.
8 Ratio calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.71% for the year ended 7-31-07.
9 Ratio calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 6.08% for the year ended 7-31-07.
10 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party financial institution in order to redeem the APS. The redemption of all APS was completed on 5-28-08.
11 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
12 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
13 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7). As borrowings outstanding change, the level of invested assets will change accordingly. Asset coverage ratio provides a measure of leverage as of the dates shown.

See notes to financial statements	Semiannual report | Preferred Income Fund	17

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

18	Preferred Income Fund | Semiannual report

The following is a summary of the values by input classification of the Fund’s investments as of January 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 1-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$19,622,128	$19,622,128	—	—
Consumer Staples	12,731,476	—	$12,731,476	—
Energy	43,382,353	43,382,353	—	—
Financials	429,442,897	429,441,141	1,756	—
Telecommunication
Services	63,385,300	63,385,300	—	—
Utilities	203,158,003	172,107,053	31,050,950	—
Common Stocks
Energy	794,550	794,550	—	—
Telecommunication
Services	6,271,200	6,271,200	—	—
Utilities	19,124,300	19,124,300	—	—
Corporate Bonds
Energy	8,382,000	—	8,382,000	—
Utilities	4,074,320	—	4,074,320	—
Short-Term Investments	1,772,000	—	1,772,000	—

Total Investments in
Securities	$812,140,527	$754,128,025	$58,012,502	—
Other Financial
Instruments
Interest Rate Swaps	($2,184,150)	—	($2,184,150)	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended January 31, 2012, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant

Semiannual report | Preferred Income Fund	19

market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Expenses that are directly attributable to an individual fund are allocated to the Fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $72,553,005 available to offset future net realized capital gains as of July 31, 2011. The following table details the capital loss carryforward available as of July 31, 2011:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31
2016	2017	2018	2019

$895,650	$57,644,425	$11,734,215	$2,278,715

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required

20	Preferred Income Fund | Semiannual report

to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of July 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

New accounting pronouncements. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The update may require additional disclosures related to transfers between Levels 1, 2, and 3. Also, the update requires additional disclosures related to quantitative and qualitative information regarding unobservable inputs and valuation techniques utilized in the valuation process. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statement disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the impact, if any, on the Fund’s financial statement disclosures.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or

Semiannual report | Preferred Income Fund	21

otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on the over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of January 31, 2012, $1,600,000 was posted by the Fund for the benefit of counterparties.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2012, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of January 31, 2012.

		PAYMENTS	PAYMENTS
	USD NOTIONAL	MADE	RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley
Capital Services	$68,000,000	1.4625%	3-month LIBOR (a)	Aug 2016	($2,184,150)

(a) At 1-31-12, the 3-month LIBOR rate was 0.54235%.

Interest rate swap positions at January 31, 2012 were entered into on August 5, 2011. No other interest rate swap activity occurred during the six months ended January 31, 2012.

22	Preferred Income Fund | Semiannual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at January 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Unrealized depreciation	Interest rate	—	($2,184,150)
contracts	of swap contracts	swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2012:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Net realized gain	$47,200

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2012:

	STATEMENT OF OPERATIONS	SWAP
RISK	LOCATION	CONTRACTS

Interest rate contracts	Change in unrealized appreciation	($2,184,150)
	(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended January 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Semiannual report | Preferred Income Fund	23

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Committed facility agreement

The Fund has entered into the CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $283 million and to invest the borrowings in accordance with its investment practices.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR plus 0.70% and is payable monthly. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the six months ended January 31, 2012 totaled $31,280 and is included in Interest expense in the Statement of operations. As of January 31, 2012, the Fund had borrowings of $272,800,000 at an interest rate of 0.96%, which are reflected in the CFA payable on the Statement of assets and

24	Preferred Income Fund | Semiannual report

liabilities. During the six months ended January 31, 2012, the average borrowing under the CFA and the effective average interest rate were $272,800,000 and 0.99%, respectively.

The Fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the six months ended January 31, 2012, the Fund recorded $97,508 in income on Lent Securities.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $75,727,958 and $50,419,901, respectively, for the six months ended January 31, 2012.

Semiannual report | Preferred Income Fund	25

Additional information

Unaudited

Investment objective and policy

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the Fund invests 25% or more of its total assets in the industries comprising the utilities sector, and at least 80% of its total assets in preferred securities and other fixed-income securities, that are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment or in unrated securities determined by the Adviser to be of comparable credit quality.

Dividends and distributions

During the six-month period ended January 31, 2012, dividends from net investment income totaling $0.8400 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 31, 2011	$0.1400
September 30, 2011	0.1400
October 31, 2011	0.1400
November 30, 2011	0.1400
December 19, 2011	0.1400
January 31, 2012	0.1400
Total	$0.8400

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds

26	Preferred Income Fund | Semiannual report

NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment.

Semiannual report | Preferred Income Fund	27

In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on January 20, 2012. The following action was taken by the shareholders:

Proposal: Election of three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2015 or such earlier date as required by the By-laws of the Fund. Each nominee was reelected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Stanley Martin	22, 371,510	477,513
John A. Moore	22,238,725	520,298
John G. Vrysen	22,393,967	455,056

The terms of office of the following seven Trustees of the Fund had not ended and they remained in office as of the Annual Meeting date. James F. Carlin, William H. Cunningham, Deborah C. Jackson, Hugh McHaffie, Patti McGill Peterson, Steven R. Pruchansky and Gregory A. Russo. Subsequent to the Annual Meeting date, Mr. Carlin resigned from the Board.

28	Preferred Income Fund | Semiannual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
William H. Cunningham	Chief Executive Officer	Subadviser
Deborah C. Jackson	Andrew G. Arnott	John Hancock Asset
Stanley Martin*	Senior Vice President and Chief	Management a division of
Hugh McHaffie†	Operating Officer	Manulife Asset Management
Dr. John A. Moore*	Thomas M. Kinzler	(US) LLC
Vice Chairman^	Secretary and Chief Legal Officer
Patti McGill Peterson*	Francis V. Knox, Jr.	Custodian
Gregory A. Russo	Chief Compliance Officer	State Street Bank and
John G. Vrysen†	Charles A. Rizzo	Trust Company
Chief Financial Officer
*Member of the	Salvatore Schiavone	Transfer agent
Audit Committee	Treasurer	Computershare Shareowner
†Non-Independent Trustee		Services, LLC
^Effective 1-1-12
Legal counsel
K&L Gates LLP

Stock symbol
Listed New York Stock
Exchange: HPI

For shareholder assistance refer to page 28

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Semiannual report | Preferred Income Fund	29

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P80SA 1/12
3/12

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds - Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date: March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date: March 26, 2012

By: /s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: March 26, 2012